UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Office)	(Zip Code)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 4, 2013, Mattel, Inc. (“Mattel”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Mattel will issue $500,000,000 aggregate principal amount of senior unsecured notes, consisting of $250,000,000 aggregate principal amount of 1.700% Notes due 2018 (the “2018 Notes”) and $250,000,000 aggregate principal amount of 3.150% Notes due 2023 (the “2023 Notes” and collectively with the 2018 Notes, the “Notes”), upon the terms and conditions set forth therein. The Notes will be governed by the terms of the Indenture between Mattel and Union Bank, N.A., dated as of September 23, 2010 (the “Indenture”). Mattel intends to use the net proceeds from the sale of the Notes to repay, at their respective maturity dates, all of its outstanding 5.625% notes due March 15, 2013, which have an outstanding aggregate principal amount of $350.0 million, and all of its outstanding medium-term notes bearing interest at fixed rates ranging from 6.50% to 6.61% due November 2013, which have an outstanding aggregate principal amount of $50.0 million. The balance of the net proceeds will be used for general corporate purposes.

Mattel will pay interest on the Notes semi-annually on March 15 and September 15, beginning September 15, 2013. The 2018 Notes will mature on March 15, 2018, and the 2023 Notes will mature on March 15, 2023. The Notes are senior unsecured debt obligations of Mattel and will rank equally in right of payment among themselves and with all of Mattel’s other present and future senior unsecured indebtedness.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-169539) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “Commission”) by Mattel under the Act. Copies of the Underwriting Agreement and the form of the Notes are filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Mattel hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed with the Commission on September 23, 2010 and supplemented by the Prospectus Supplement filed with the Commission on March 5, 2013, or otherwise pursuant to requirements of Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 4, 2013.

4.1	Form of 1.700% Notes due 2018.

4.2	Form of 3.150% Notes due 2023.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Date: March 7, 2013	By:	/s/ Robert Normile
		Name:	Robert Normile
		Title:	Executive Vice President, Chief Legal Officer and Secretary

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